UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Emily R. Enslow, Vice President/Secretary
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2019

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Semi-Annual Report

For The Six Months Ended

August 31, 2018

American Trust Allegiance Fund

October 2018

Dear Fellow Shareholders,

At the time of this letter in late September, with an upcoming mid-term election in the United States in early November, it is natural to take stock of where we are and how we got here.  Remarkably, since the 2016 election two years ago, unemployment has fallen from 4.9% to 3.9%, consumer and business confidence has soared, and the stock market in the U.S. has surged ahead, setting new highs within the last two weeks.  Despite rising interest rates, the imposition of tariffs plus the potential for more, higher labor and commodity prices, and political rancor in Washington, D.C., the outlook for U.S. corporate profits remains relatively strong.

How we got here is complicated, but the cut in the U.S. statutory Federal corporate tax rate from 35% to 21%, plus deregulation and the pro-business philosophy of the new administration, have clearly unleashed both profits and business optimism.  Additionally, the Federal Reserve’s measured steps to normalize interest rates has been a relatively friendly backdrop for consumers and businesses alike in which to adjust to higher inflation.  But in contrast to our last shareholder letter, in which the prospect of global, synchronized growth was still on tap, the story of the last six months has been one of U.S. singularity.  It has paid to “stay home,” with most world stock markets suffering from a combination of a stronger dollar, lackluster or slowing growth, and fiscal/trade challenges.

PERFORMANCE DISCUSSION

The performance of the American Trust Allegiance Fund (the “Fund”) during the six-month fiscal period ended August 31, 2018 (that constitutes the measurement period for this Semi-Annual Report) was a total return of 3.71% versus 7.96% for the S&P 500® Index (“S&P 500”).  Underperformance relative to the S&P 500 in the six months therefore stands at - 4.25%.  Almost one third of this underperformance (i.e., -1.3%) stems from our decision to invest in overseas markets, which constituted one eighth of the Fund at period end, and which declined slightly in dollar terms during the period.  Of the remaining difference, most stems from stock specific performance, but some comes from how much we invested in certain economic sectors.  We will discuss each impact in turn, starting with sectors.

Notwithstanding the overall resilience of the market, there has been a considerable dispersion of sector performance – with the leaders being a mix of defensive and ‘rebounding’ sectors (i.e., Real Estate, Health Care and trade-immune Internet companies in Technology, all being somewhat defensive, plus Energy and Consumer Discretionary driven by higher oil prices and strong consumer demand).  On the other hand, the cyclical Industrials, Financials and

American Trust Allegiance Fund

Materials sectors lagged most significantly, as did, to a lesser extent, Telecom and Consumer Staples stocks.  While overall market volatility is at very low levels, individual stocks are subject to swift punishment should they disappoint on earnings or if they are seen to be vulnerable.  We believe this remains a “stock picker’s market,” with idiosyncratic sector and stock-specific factors critical to relative performance.  We have positioned the Fund accordingly, with a particular emphasis on trade-driven impacts that may be overdone or conversely not sufficiently appreciated.

The two exhibits below show: first, a graphical depiction of year-to-date performance by industry sector and; second, a table of sector weightings for the S&P 500 as compared to the Fund, and the impact of the Fund’s weightings relative to the S&P 500 on performance.  This impact is measured in “basis points” - which are hundredths of a percent (i.e., 100 basis points = 1%).

Of the six-month relative performance, the lack of exposure to Health Care impacted the Fund’s relative performance by -45 basis points as the Health Care sector saw an 11.2% return, outpacing the market’s 8.0% return.  The Fund’s large position in Technology – at 37% versus 25% – helped performance by 52 basis points.  Similarly, the Fund’s underweight position in the Financials sector was a plus for the period, adding 61 bps, while our overweight position in Industrials hurt relative performance by 38 bps.  Overall, the net effect of our relative sector weights was a positive 14 basis points.

Six-month performance for the S&P 500® Index and its industry sectors, through 8/31/18

American Trust Allegiance Fund

					Attribution
	6-Month	8/31/2018 weights			of sector
Sector	Performance	S&P 500	ATAFX	Delta	weights in bps
Real Estate	14.1%	2.6%	4.5%	1.9%	12
Energy	13.1%	5.5%	5.5%	0.0%	0
Cons. Disc.	13.1%	12.7%	12.7%	0.0%	0
Technology	12.3%	25.2%	37.0%	11.8%	52
Health Care	11.2%	13.8%	0.0%	13.8%	-45
Utilities	10.9%	2.7%	0.0%	-2.7%	-8
S&P 500	8.0%
Telecom	3.4%	1.9%	3.9%	2.0%	-9
Cons. Staples	2.1%	7.5%	8.1%	0.6%	-3
Industrials	1.4%	10.2%	16.0%	5.8%	-38
Materials	0.7%	2.9%	3.9%	1.0%	-7
Financials	-1.1%	15.0%	8.4%	-6.7%	61

As of 8/31/2018		Net effect of sector weights			14

Another element impacting relative performance is individual stock picking.  One of the defining characteristics of our investing philosophy is that we seek to find “growth at a reasonable price,” or “GARP.”  This investment philosophy seeks stocks of companies that are growing, and whose valuation we deem to be ‘reasonable.’  Of course, what is reasonable is debatable, and therein lies opportunity.  On an individual stock basis, we have used the market’s recent tendency to drastically mark down shares in the wake of an earnings disappointment or perceived risk to build positions in companies we believe enjoy good long-term prospects.

We believe that the Fund’s performance, while lagging the market, reflects a balanced approach to risk versus reward.  While avoiding some of the most prominent high-flyers whose valuations appear stretched to us, we believe we are positioned for a likely rotation into safer, more attractively valued securities.  Recent examples include Facebook, Caterpillar, Jacobs Engineering, Wells Fargo, and Owens Corning.  We believe that these companies, a mix of “fallen angels” and out-of-favor stocks, are all high-quality companies which will grow nicely over time, and we believe that we have bought them at reasonable valuations.  To the extent that the market continues to act in this way, we believe that we have an opportunity to “trade up” by purchasing high-quality companies at compelling entry points, while conversely the market is affording us an avenue for selling positions that have done well at what we believe are healthy valuation levels.

POSITIONING AND INVESTMENT OUTLOOK

We continue to have confidence in the durability of U.S. economic growth and corporate profits, on the back of tax reform, strong business and consumer

American Trust Allegiance Fund

sentiment, and an upturn in capital spending.  Against these positives, an uncertain trade environment is creating considerable anxiety and stock volatility.  We are capitalizing on this uncertainty and volatility by: 1) adding exposure to quality companies which we believe are discounting onerous trade outcomes, and reducing exposure to those that are not; 2) increasing exposure to companies whose business models are relatively immune to trade woes, or to select international markets that are less impacted by trade; and 3) positioning for an uptick in capital spending in the U.S., a theme we believe is under appreciated by the market.

We utilize both a top-down and bottom-up methodology in defining sector weights.  While we believe that sector diversification can be important in reducing risk, we also believe that it is fruitful to pay attention to relative sector attractiveness and to act upon our insights.  Accordingly, our GARP–informed, individual stock selection often helps us identify opportunities amongst sectors or alternatively, confirms or challenges our top-down view.  We have found that this reflexive top-down/bottom-up discipline makes for a more rigorous examination of, and reflection upon, what makes for an attractive/unattractive sector or stock.

The exhibit below shows selected valuation and growth metrics for S&P 500 sectors as of August 31, 2018.  A quick glance at Fund sector weights shows that, with the notable exception of Technology and Financials, we are generally underweight groups that are expensive relative to their history and overweight groups that are inexpensive relative to their history.  The second column shows the standard deviation to 10-year history for the price/earnings (“P/E”) ratios for each sector (next 12 months basis).  Our divergence from this sector attractiveness rubric in Technology and Financials is respectively a function of: 1) specific trend-favored opportunity; and 2) a cautious stance on risk in a relatively un-transparent sector.

Although Technology stocks, in aggregate, are somewhat expensive, we continue to find selected stocks where we reckon a relatively good trade-off between risk and reward exists.  Moreover, secular (or long-term) trends behind increased automation of business processes and household and vehicular control, coupled with advances in communications and miniaturization of electronics, are driving growth opportunities for technology companies that are well beyond the cyclical norms experienced in the last ten years.  Accordingly, we remain significantly overweight Technology stocks.  Conversely, we have maintained an underweight position in Financials on account of both valuation and business model concerns.  Bank loan quality and underwriting discipline often deteriorate late in an economic cycle, which is only apparent after it is too late for investors to act.

American Trust Allegiance Fund

Selected valuation and growth metrics for the S&P 500 Index sectors as of August 31, 2018

ATAFX		NTM	Std Dev to	NTM EPS	PEG	Free Cash
weights		P/E Ratio	10-yr History	Growth	Ratio	Flow Yield
+++	Information
	Technology	19.5x	1.8	15%	1.3x	4.6%
-	Consumer
	Discretionary	22.1x	1.4	24%	0.9x	3.6%
	S&P 500	17.1x	1.0	15%	1.1x	4.1%
---	Health Care	16.6x	0.1	12%	1.4x	5.1%
+	Consumer
	Staples	18.1x	–	8%	2.3x	4.6%
---	Utilities	17.2x	-0.3	7%	2.7x	-1.3%
++	Real Estate	17.9x	-0.4	9%	2.0x	nm
-	Energy	16.4x	-0.5	40%	0.4x	2.9%
+++	Industrials	16.8x	-0.5	15%	1.1x	3.6%
---	Financials	12.9x	-0.7	11%	1.2x	nm
++	Materials	15.3x	-1.3	12%	1.3x	4.1%
++	Telecom
	Services	10.1x	-1.4	7%	1.5x	7.2%

Key to relative sector weights (see prior table for exact sector weights)
+++	Significantly overweighted
++	Moderately overweighted
+	Slightly overweighted
-	Slightly underweighted
--	Moderately underweighted
---	Significantly underweighted

Source: ATIA, FactSet, GS Strategy Research

NTM P/E ratio – Next Twelve Months price to earnings ratio.  A commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (“SD”) – SD is a commonly used measure of variability used in statistics and probability. It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value. Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data. In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

American Trust Allegiance Fund

EPS – Earnings per share. The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company. EPS Growth is not a measure of future performance.

PEG ratio – (Price/earnings)/growth rate. This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios. The higher the PEG ratio, the higher the valuation as measured by a P/E ratio is for a given unit of growth. Higher numbers are more “expensive” than lower values, all else being equal.

Free cash flow yield – Free cash flow per share/Price per share. Higher numbers generally indicate more favorable stocks as investors like to minimize the amount they pay for a given level of cash flow.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stick divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

With higher interest rates an on-going reality in the U.S., the calculus for discounting future growth will likely change, with particular risk for the high-flyers and income sensitive sectors.  We believe that our GARP orientation and individual stock selection, emphasizing high quality franchises built on solid balance sheets, should serve us well on a relative basis when valuations come under pressure, as has sporadically happened over the last few months.

Bear markets in stocks are typically brought on by recessions, which we do not see as likely in the near term.  We continue to have confidence in the durability of U.S. economic growth, but in recent months have taken action to lessen portfolio risk, as discussed above.  We continue to believe that one of the best protections for investment capital is the purchase of high-quality companies at reasonable prices.  We will continue with this discipline as we strive to balance long-term opportunity with prudent risk management.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

American Trust Allegiance Fund

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.  The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have similar policies.  The Fund’s portfolio will generally consist predominantly of mid- and large-capitalization stocks, but in some market environments small-capitalization stocks may constitute a large portion of the Fund’s portfolio.  Small-capitalization companies tend to have limited liquidity and greater price volatility than mid- and large-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

It is not possible to directly invest in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Basis point (bps) – one one-hundredth (1/100) of one percent or 0.01%.

Delta – Difference between two numbers.

The Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2018 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/18 – 8/31/18).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/18	8/31/18	3/1/18 – 8/31/18*
Actual	$1,000.00	$1,037.10	$7.45
Hypothetical (5% return	$1,000.00	$1,017.90	$7.37
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited)

Shares	COMMON STOCKS: 91.90%	Value

	Administrative Support and Services: 3.49%
10,110	PayPal Holdings, Inc.*	$933,456

	Air Transportation: 4.46%
19,450	Southwest Airlines Co.	1,192,285

	Apparel Manufacturing: 1.44%
4,165	VF Corp.	383,721

	Broadcasting (except Internet): 3.68%
4,670	CBS Corp. – Class B+	247,603
19,860	Comcast Corp. – Class A	734,621
		982,224

	Chemical Manufacturing: 3.95%
26,500	Versum Materials, Inc.	1,054,435

	Computer and Electronic
	Product Manufacturing: 7.90%
4,545	Apple, Inc.	1,034,578
18,960	Sony Corp. – ADR	1,077,497
		2,112,075

	Couriers and Messengers: 3.09%
3,385	FedEx Corp.	825,771

	Credit Intermediation and
	Related Activities: 3.23%
2,370	PNC Financial Services Group, Inc.	340,190
8,920	Wells Fargo & Co.	521,642
		861,832

	Food Manufacturing: 2.35%
5,020	McCormick & Co., Inc.+	626,898

	General Merchandise Stores: 1.53%
4,670	Target Corp.	408,625

	Insurance Carriers and
	Related Activities: 4.63%
5,930	Berkshire Hathaway, Inc. – Class B*	1,237,710

	Machinery Manufacturing: 6.36%
8,665	Applied Materials, Inc.	372,768
5,590	Caterpillar, Inc.	776,172
3,180	Lam Research Corp.	550,426
		1,699,366

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

Shares		Value

	Merchant Wholesalers, Durable Goods: 2.42%
13,120	Gentherm, Inc.*	$645,504

	Mining (except Oil and Gas): 1.57%
13,500	Newmont Mining Corp.	418,905

	Nonmetallic Mineral
	Product Manufacturing: 1.69%
8,000	Owens Corning, Inc.	452,960

	Nonstore Retailers: 2.19%
16,900	eBay, Inc.*	584,909

	Other Information Services: 6.12%
3,415	Facebook, Inc. – Class A*	600,118
22,000	Yelp, Inc.*	1,036,640
		1,636,758

	Paper Manufacturing: 1.66%
31,200	Graphic Packaging Holding Co.	443,664

	Petroleum and Coal
	Products Manufacturing: 1.80%
6,000	Exxon Mobil Corp.	481,020

	Professional, Scientific, and
	Technical Services: 3.24%
11,900	Jacobs Engineering Group, Inc.	865,011

	Publishing Industries (except Internet): 7.92%
10,610	Citrix Systems, Inc.*	1,209,752
8,070	Microsoft Corp.	906,503
		2,116,255

	Real Estate: 3.70%
20,266	CBRE Group, Inc. – Class A*	989,183

	Support Activities for
	Agriculture and Forestry: 1.86%
25,695	Fibria Celulose SA – ADR	498,226

	Support Activities for Mining: 3.68%
8,910	ConocoPhillips	654,261
5,230	Schlumberger Ltd.#	330,327
		984,588

	Telecommunications: 1.63%
27,200	Deutsche Telekom AG – ADR	436,560

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Unaudited), Continued

Shares		Value

	Transportation Equipment
	Manufacturing: 6.31%
24,500	BAE Systems PLC – ADR	$781,183
9,820	BorgWarner, Inc.	429,821
3,860	WABCO Holdings, Inc.*	475,089
		1,686,093
	TOTAL COMMON STOCKS (Cost $17,597,721)	24,558,034

	REITS: 5.06%

	Real Estate: 2.97%
3,880	American Tower Corp.	578,586
1,650	Boston Properties, Inc.	215,243
		793,829

	Warehousing and Storage: 2.09%
15,460	Iron Mountain, Inc.	558,106
	TOTAL REITS (Cost $1,039,778)	1,351,935

	SHORT-TERM INVESTMENTS: 3.10%
829,383	Fidelity Investments Money Market
	Government Portfolio – Class I, 1.82%†	829,383
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $829,383)	829,383
	Total Investments in Securities
	(Cost $19,466,882): 100.06%	26,739,352
	Liabilities in Excess of Other Assets: (0.06)%	(15,845)
	Net Assets: 100.00%	$26,723,507

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of August 31, 2018.
+	Non-voting shares.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2018 (Unaudited)

ASSETS
Investments in securities, at value (cost $19,466,882)	$26,739,352
Receivables:
Dividends and interest	25,428
Dividend tax reclaim	1,224
Prepaid expenses	8,364
Total assets	26,774,368

LIABILITIES
Payables:
Due to advisor	13,438
Administration fees	6,268
Audit fees	10,036
Transfer agent fees and expenses	6,585
Fund accounting fees	4,549
Legal fees	1,237
Custody fees	714
Shareholder reporting	2,405
Chief Compliance Officer fee	1,537
Trustee fees and expenses	982
Accrued other expenses	3,110
Total liabilities	50,861

NET ASSETS	$26,723,507
Net asset value, offering and redemption
price per share [$26,723,507/ 869,663 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$30.73

COMPONENTS OF NET ASSETS
Paid-in capital	$18,311,134
Accumulated net investment income	3,431
Accumulated net realized gain on investments	1,136,472
Net unrealized appreciation on investments	7,272,470
Net assets	$26,723,507

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2018 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $7,850)	$219,704
Interest	6,387
Total income	226,091
Expenses
Advisory fees (Note 4)	124,424
Administration fees (Note 4)	26,194
Transfer agent fees and expenses (Note 4)	21,893
Fund accounting fees (Note 4)	13,969
Registration fees	11,137
Audit fees	10,036
Trustee fees and expenses	7,161
Legal fees	5,621
Reports to shareholders	5,122
Chief Compliance Officer fee (Note 4)	4,538
Miscellaneous expense	3,545
Custody fees (Note 4)	2,487
Insurance expense	1,030
Total expenses	237,157
Less: advisory fee waiver (Note 4)	(47,246)
Net expenses	189,911
Net investment income	36,180

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	116,802
Net change in unrealized
appreciation on investments	795,535
Net realized and unrealized
gain on investments	912,337
Net increase in net assets
resulting from operations	$948,517

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2018	Year Ended
	(Unaudited)	February 28, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$36,180	$(90,022)
Net realized gain on investments	116,802	1,770,939
Net change in unrealized
appreciation on investments	795,535	2,112,633
Net increase in net assets
resulting from operations	948,517	3,793,550
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	—	(577,147)
Total distributions	—	(577,147)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(464,412)	(484,501)
Total increase in net assets	484,105	2,731,902
NET ASSETS
Beginning of period	26,239,402	23,507,500
End of period	$26,723,507	$26,239,402
Includes accumulated net
investment income/(loss) of	$3,431	$(32,749)

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2018		Year Ended
	(Unaudited)		February 28, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	18,071	$536,513	58,364	$1,643,202
Shares issued in
reinvestment
of distributions	—	—	16,239	471,571
Shares redeemed	(33,850)	(1,000,925)	(91,503)	(2,599,274)
Net decrease	(15,779)	$(464,412)	(16,900)	$(484,501)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/18		Year Ended
	(Unaudited)		2/28/18	2/28/17	2/29/16	2/28/15	2/28/14
Net asset value,
beginning of period	$29.63		$26.05	$22.01	$28.31	$26.85	$23.26
Income from
investment operations:
Net investment
income/(loss)	0.04		(0.10)	(0.03)	0.01	0.01	0.04
Net realized and
unrealized gain/(loss)
on investments	1.06		4.34	4.59	(4.12)	2.46	4.49
Total from investment
operations	1.10		4.24	4.56	(4.11)	2.47	4.53
Less distributions:
From net
investment income	—		—	—	(0.42)	(0.03)	(0.07)
From net
realized gain
on investments	—		(0.66)	(0.52)	(1.77)	(0.98)	(0.87)
Total distributions	—		(0.66)	(0.52)	(2.19)	(1.01)	(0.94)
Net asset value,
end of period	$30.73		$29.63	$26.05	$22.01	$28.31	$26.85
Total return	3.71	%‡	16.33%	20.90%	-15.13%	9.62%	19.64%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$26,724		$26,239	$23,508	$20,614	$25,246	$22,856
Ratio of expenses to
average net assets:
Before fee waiver	1.81	%†	1.81%	1.90%	1.85%	1.79%	1.88%
After fee waiver	1.45	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	(0.08	)%†	(0.72)%	(0.58)%	(0.48)%	(0.32)%	(0.29)%
After fee waiver	0.28	%†	(0.36)%	(0.13)%	(0.08)%	0.02%	0.14%
Portfolio turnover rate	16.40	%‡	41.95%	46.83%	40.60%	50.95%	48.03%

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 – 2018, or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$933,456	$—	$—	$933,456
Agriculture, Forestry,
Fishing, and Hunting	498,226	—	—	498,226
Finance and Insurance	2,099,541	—	—	2,099,541
Information	5,171,798	—	—	5,171,798
Manufacturing	8,940,232	—	—	8,940,232
Mining	1,403,493	—	—	1,403,493
Professional, Scientific,
and Technical Services	1,449,920	—	—	1,449,920
Real Estate, Rental,
and Leasing	989,183	—	—	989,183
Retail Trade	408,625	—	—	408,625
Transportation
and Warehousing	2,018,056	—	—	2,018,056
Wholesale Trade	645,504	—	—	645,504
Total Common Stocks	24,558,034	—	—	24,558,034
REITS	1,351,935	—	—	1,351,935
Short-Term Investments	829,383	—	—	829,383
Total Investment
in Securities	$26,739,352	$—	$—	$26,739,352

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at August 31, 2018, the end of the reporting period. During the six months ended August 31, 2018, the Fund recognized no transfers between levels.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2018, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the six months ended August 31, 2018, the Fund incurred $124,424 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.45% of average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2018, the Advisor reduced its fees in the amount of $47,246; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture and the date of expiration are as follows:

Date	Amount
2/28/19	$94,372
2/29/20	96,917
2/28/21	90,569
3/1/21-8/31/21	47,246
$329,104

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

For the six months ended August 31, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$26,194
Fund Accounting	13,969
Transfer Agency (a)	12,215
Chief Compliance Officer	4,538
Custody	2,487

(a)	Does not include out-of-pocket expenses

At August 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$6,268
Fund Accounting	4,549
Transfer Agency (a)	4,156
Chief Compliance Officer	1,537
Custody	714

(a)	Does not include out-of-pocket expenses

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,109,608 and $4,541,178, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2018, the Fund did not draw upon the line of credit.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the six months ended August 31, 2018 and the year ended February 28, 2018 was as follows:

	August 31, 2018	February 28, 2018
Long-term capital gains	$—	$577,147

As of February 28, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$19,793,394
Gross tax unrealized appreciation	6,970,233
Gross tax unrealized depreciation	(469,905)
Net tax unrealized appreciation (a)	6,500,328
Undistributed ordinary income	—
Undistributed long-term capital gain	1,019,670
Total distributable earnings	1,019,670
Other accumulated gains/(losses)	(56,142)
Total accumulated earnings/(losses)	$7,463,856

(a)	The difference between the book-basis and tax-basis net unrealized appreciation and cost is attributed primarily to wash sales and return of capital adjustments.

At February 28, 2018, the Fund deferred, on a tax basis, late year losses of $56,142.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Socially Responsible Investing Policy Risk. The Fund’s portfolio is subject to socially responsible investment criteria. As a result, the Fund may

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Large-Sized Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Foreign Securities Risk.  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

•
Emerging Markets Risk. Investing in securities of issuers located in emerging markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.

•	Sector Emphasis Risk. Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio,

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2018 (Unaudited), Continued

could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
ADR Risk. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at August 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Vice President/Secretary/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Emily R. Enslow
  Emily R. Enslow, Vice President/Secretary/Principal Executive Officer

Date   11/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Emily R. Enslow
  Emily R. Enslow, Vice President/Secretary/Principal Executive Officer

Date   11/6/18

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date   11/6/18

* Print the name and title of each signing officer under his or her signature.